UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2006
TASER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.,	85255
Scottsdale, Arizona	(Zip Code)
(Address of principal executive offices)
(480) 991-0797
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers
     TASER International, Inc. (NASDAQ: TASR), today announced the appointment of Michael Garnreiter to the Board of Directors of TASER International, Inc. effective June 29, 2006. Mr. Garnreiter will serve on the Audit Committee of the Board of Directors. There are no arrangements or understandings between Mr. Garnreiter and any other persons pursuant to which Mr. Garnreiter was selected as a director.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
99.1	Text of press Release dated July 5, 2006 titled “Michael Garnreiter Joins TASER International Board of Directors”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2006	TASER International, Inc.
	By:	/s/ DOUGLAS KLINT
Douglas Klint
Vice President, Secretary and General Counsel.

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated July 5, 2006.